Exhibit 99.1

News

Contacts:
Investors
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com
Media
Kelly Malone, Brown Shoe Company
(314) 854-4093, kmalone@brownshoe.com

Brown Shoe Company Reports Fourth Quarter and Full Year 2013 Results
Wholesale Operations sales up 13.5% and 5.3%, respectively
Famous Footwear delivers record 2013 operating earnings of $107.1 million, up 13.8%

ST. LOUIS, March 14, 2014 – Brown Shoe Company (NYSE: BWS, brownshoe.com) today reported fourth quarter 2013 financial results, with net sales of $600.0 million down 3.0% versus fourth quarter 2012 net sales of $618.7 million.  Fourth quarter 2013 net earnings of $6.2 million, or $0.14 per diluted share, were slightly ahead of company expectations.  In the fourth quarter of the prior year, net earnings were $4.0 million, or $0.09 per diluted share.  Fourth quarter 2012 results included $2.9 million of costs related to the company’s portfolio realignment efforts ($1.8 million on an after-tax basis, or $0.05 per diluted share).

For full year 2013, net sales of $2,513.1 million were up 1.4% compared to $2,477.8 million in 2012.  Net earnings for 2013 were $38.1 million, or $0.88 per diluted share, versus $27.5 million, or $0.64 per diluted share, in 2012.  Earnings for 2013 included portfolio realignment costs of $30.7 million, while earnings for 2012 included portfolio realignment, organization change and integration related costs of $32.9 million.  On an adjusted basis, 2013 net earnings of $61.5 million, or $1.41 per diluted share, were up 26.5% compared to $48.6 million, or $1.13 per diluted share, in 2012.

Gross profit margin for the fourth quarter of 2013 improved to 40.2% from 40.0% in the fourth quarter of 2012.  For the full year, it improved to 40.4% from 39.9% in 2012.

“Brown Shoe Company delivered a successful fourth quarter and 2013.  We reported year-over-year operating earnings growth of 32.4%, while delivering a 2.9% increase in 2013 Famous Footwear same-store-sales.  Our wholesale brands continued to make progress, growing sales 13.5% in the fourth quarter and 5.3% in 2013,” said Diane Sullivan, CEO, president and chairman of Brown Shoe Company.  “We are looking forward to continuing to execute against our strategies to deliver increasing shareholder value, as we grow our retail and wholesale businesses in 2014.”

US$M, except per share (unaudited)	13 Weeks	14 Weeks	4Q	52 Weeks	53 Weeks	FY
	4Q’13	4Q’12	Change	FY'13	FY'12	Change
Consolidated net sales	$ 600.0	$ 618.7	(3.0)%	$ 2,513.1	$ 2,477.8	1.4%
Famous Footwear	347.4	380.1	(8.6)%	1,527.5	1,514.3	0.9%
Wholesale Operations	196.3	173.0	13.5%	763.7	724.9	5.3%
Specialty Retail	56.2	65.6	(14.3)%	221.9	238.5	(7.0)%
Gross profit	241.4	247.3	(2.4)%	1,014.3	988.6	2.6%
Margin	40.2%	40.0%	20 bps	40.4%	39.9%	50 bps
SG&A	231.2	232.2	(0.5)%	909.7	891.7	2.0%
% of net sales	38.5%	37.6%	90 bps	36.2%	36.0%	20 bps
Restructuring and other special charges, net	–	2.8	(100.0)%	1.3	22.4	(94.4)%
Operating earnings	10.2	12.3	(17.1)%	98.6	74.5	32.4%
% of net sales	1.7%	2.0%	(30 bps)	3.9%	3.0%	90 bps
Net interest expense	(5.0)	(5.8)	(14.0)%	(20.9)	(22.7)	(7.8)%
Earnings from continuing operations, before income taxes	5.2	6.5	(19.8)%	77.7	51.8	50.0%
Tax rate	(14.8)%	21.4%	n/m	30.6%	32.1%	(150 bps)
Net earnings (loss) from discontinued operations	0.2	(1.1)	119.4%	(16.1)	(8.0)	(101.9)%
Net earnings	$ 6.2	$ 4.0	52.6%	$ 38.1	$ 27.5	38.5%
Per diluted share	$ 0.14	$ 0.09	55.6%	$ 0.88	$ 0.64	37.5%
Adjusted net earnings	$ 6.2	$ 5.9	5.1%	$ 61.5	$ 48.6	26.5%
Per diluted share	$ 0.14	$ 0.14	–	$ 1.41	$ 1.13	24.8%

Fourth Quarter Highlights

Famous Footwear fourth quarter 2013 sales of $347.4 million were down 8.6% year-over-year, with same-store-sales(1) down 1.8%.  Performance in the quarter was impacted by severe winter weather, which hurt running shoe sales while helping to drive boot sales.  During the quarter, 13 stores were closed or relocated and nine new stores were added.

Wholesale sales of $196.3 million were up 13.5% in the fourth quarter.  For the Healthy Living platform, wholesale sales of $107.2 million were up 4.3%, led by a double-digit improvement in Naturalizer.  The company’s Contemporary Fashion wholesale sales of $89.1 million were up 28.2% in the fourth quarter, with double-digit growth from key brands Sam Edelman and Franco Sarto.

Consolidated gross profit of $241.4 million was down 2.4% in the fourth quarter, while gross margin increased by 20 basis points to 40.2%.  SG&A for the fourth quarter was $231.2 million, or 38.5% of net sales, which was up 90 basis points from 37.6% of net sales in the prior year.  For the quarter, operating margins declined by 30 basis points year-over-year to 1.7%.

Inventory at the end of the fourth quarter was $547.5 million, up 8.7% from $503.7 million in the prior year.  Wholesale inventory was up 8.7%, while Famous Footwear inventory was up 8.6%.

At quarter-end, Brown Shoe Company had $7.0 million of borrowings against its revolving credit facility and $82.5 million in cash and equivalents.  Net of short term borrowings, cash and equivalents were $75.5 million, an improvement of $112.3 million versus 2012.  The company’s debt-to-capital ratio improved to 30.1% from 41.6% in the fourth quarter of 2012.

Full Year Highlights

Famous Footwear reported full year 2013 sales of $1,527.5 million, a 0.9% year-over-year improvement, while annual operating earnings of $107.1 million were up 13.8%.  For 2013, same-store-sales(1) were up 2.9% over 2012.  During the year, 62 stores were closed or relocated and 51 new stores were added, as average revenue per square foot improved to $207.

Wholesale Operations sales of $763.7 million (including $1.6 million of sales from exited brands) were up 5.3% over $724.9 million in 2013.  In the Healthy Living portfolio, wholesale sales of $421.3 million were up 2.4% in 2013.  For Contemporary Fashion, wholesale sales of $340.8 million were up 12.7%.

For 2013, gross margin of 40.4% improved 50 basis points over 2012.  SG&A for 2013 was $909.7 million, or 36.2% of net sales up 20 basis points from 36.0% in the prior year.  Operating earnings improved 32.4% to $98.6 million from $74.5 million in 2012.  For the year, operating margins improved by 90 basis points to 3.9%.  Capital expenditures of $49.2 million were down 22.8% from $63.7 million in the prior year.

Financial Review and 2014 Outlook

“At Brown Shoe Company, we executed on our strategy in 2013 and improved our operating performance, delivering steady improvement toward our long term financial goals by driving sustainable profitability,” said Russ Hammer, chief financial officer of Brown Shoe Company.  “For 2014, we expect to continue to deliver toward our long term goals, while balancing our realistic outlook in terms of the economy, the consumer and the weather -- especially this early in the year.  As a result, we believe we will deliver 2014 earnings per share of $1.45 to $1.55, or a 3% to 10% increase over 2013.”

Guidance Metric	FY’14
Consolidated net sales	$2.58 to $2.60 billion
Famous Footwear same-store sales	Up low-single digits
Specialty Retail net sales	Down low-single digits
Wholesale Operations net sales	Up low- to mid-single digits
Gross margin	Up approximately 10 bps
SG&A	$920 to $930 million
Net interest expense	$20 to $21 million
Effective tax rate	33% to 35%
Earnings per diluted share	$1.45 to $1.55
Depreciation and amortization	$51 to $54 million
Capital expenditures	$53 to $57 million

Investor Conference Call

Brown Shoe Company will webcast an investor conference call at 9:00 a.m. ET today, March 14, 2014.  The webcast and slides will be available at investor.brownshoe.com/news/events.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 55795350.

A replay will be available for a limited period at investor.brownshoe.com/news/events/archive.  Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 55795350 through Friday, March 28, 2014.

(1) Same-Store-Sales:  For comparability purposes, same-store-sales for the fourth quarter of 2013 are calculated based on retail sales for weeks 40 through 52 in 2013 as compared to weeks 41 through 53 in 2012.  This adjustment is due to the impact of the 53rd week of sales in the fourth quarter of fiscal 2012.  The calculation for the fourth quarter of 2013 appropriately reflects the change in same-store-sales on a true retail calendar basis.  For the full year, same-store-sales are based on weeks one to 52 for 2013 versus weeks two to 53 for 2012.

Non-GAAP Financial Measures:  In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.  Reconciliations to the applicable GAAP financial measures have been included in the attached schedules.

Definitions:  All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) intense competition within the footwear industry; (iii) rapidly changing fashion trends and purchasing patterns; (iv) customer concentration and increased consolidation in the retail industry; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where Brown Shoe Company relies heavily on third-party manufacturing facilities for a significant amount of their inventory; (vi) the ability to recruit and retain senior management and other key associates; (vii) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; (viii) the ability to secure/exit leases on favorable terms; (ix) the ability to maintain relationships with current suppliers; (x) compliance with applicable laws and standards with respect to lead content in paint and other product safety issues; (xi) the ability to source product at a pace consistent with increased demand for footwear; and (xii) the impact of rising prices in a potentially inflationary global environment.  The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended Feb. 2, 2013, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Brown Shoe Company:  Brown Shoe Company is a $2.5 billion, global, footwear company whose shoes are worn by people of all ages, from all walks of life.  Our products are available virtually everywhere — in the over 1,200 Famous Footwear and Naturalizer retail stores we operate, in hundreds of major department and specialty stores, on 14 branded ecommerce sites, and on many additional third-party retail websites.  Through our broad range of products, we serve three key market segments.  Our Family brands — Famous Footwear, Famous.com, and shoes.com — are one-stop-shopping destinations for high quality, affordable styles for a family’s every occasion.  Active people who want comfort, style and performance can look to our Healthy Living brands — Naturalizer, Dr. Scholl's, LifeStride and Ryka.  Our Contemporary Fashion brands — Via Spiga, Vince, Sam Edelman, Franco Sarto, Carlos Santana and Fergie Footwear — keep fashionistas in step with the latest trends.  At Brown Shoe Company, we inspire people to feel good and live better... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)		(Unaudited)
	13 Weeks Ended	14 Weeks Ended	52 Weeks Ended	53 Weeks Ended
(Thousands, except per share data)	February 1, 2014	February 2, 2013	February 1, 2014	February 2, 2013

Net sales	$599,962	$618,735	$2,513,113	$2,477,796
Cost of goods sold	358,555	371,403	1,498,825	1,489,221

Gross profit	241,407	247,332	1,014,288	988,575

Selling and administrative expenses	231,229	232,289	909,749	891,666
Restructuring and other special charges, net	–	2,771	1,262	22,431
Impairment of assets held for sale	–	–	4,660	–

Operating earnings	10,178	12,272	98,617	74,478

Interest expense	(5,087)	(5,894)	(21,254)	(22,973)
Interest income	95	86	377	322

Earnings before income taxes from continuing operations	5,186	6,464	77,740	51,827

Income tax benefit (provision)	765	(1,381)	(23,758)	(16,656)

Net earnings from continuing operations	5,951	5,083	53,982	35,171

Discontinued operations:
Earnings (loss) from discontinued operations, net of tax of $134, $748, $5,922 and $3,066, respectively	210	(1,080)	(4,574)	(4,437)
Disposition/impairment of discontinued operations, net of tax of $0, $0, $0 and $2,247, respectively	–	–	(11,512)	(3,530)

Net earnings (loss) from discontinued operations	210	(1,080)	(16,086)	(7,967)

Net earnings	6,161	4,003	37,896	27,204

Net loss attributable to noncontrolling interests	(3)	(36)	(177)	(287)

Net earnings attributable to Brown Shoe Company, Inc.	$6,164	$4,039	$38,073	$27,491

Basic earnings (loss) per common share:
From continuing operations	$0.14	$0.12	$1.25	$0.83
From discontinued operations	–	(0.03)	(0.37)	(0.19)
Basic earnings per common share attributable to
Brown Shoe Company, Inc. shareholders	$0.14	$0.09	$0.88	$0.64

Diluted earnings (loss) per common share:
From continuing operations	$0.14	$0.12	$1.25	$0.83
From discontinued operations	–	(0.03)	(0.37)	(0.19)
Diluted earnings per common share attributable to
Brown Shoe Company, Inc. shareholders	$0.14	$0.09	$0.88	$0.64

Basic number of shares	41,560	40,774	41,356	40,659
Diluted number of shares	41,886	41,109	41,653	40,794

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(Thousands)	February 1, 2014	February 2, 2013
ASSETS

Cash and cash equivalents	$82,546	$68,223
Receivables, net	129,217	111,392
Inventories, net	547,531	503,688
Prepaid expenses and other current assets	33,136	44,730
Current assets - discontinued operations	119	44,395
Total current assets	792,549	772,428

Property and equipment, net	143,560	144,856
Goodwill and intangible assets, net	73,673	79,703
Other assets	139,621	119,695
Noncurrent assets - discontinued operations	–	54,577
Total assets	$1,149,403	$1,171,259

LIABILITIES AND EQUITY

Borrowings under revolving credit agreement	$7,000	$105,000
Trade accounts payable	226,602	213,660
Other accrued expenses	152,545	139,904
Current liabilities - discontinued operations	708	10,545
Total current liabilities	386,855	469,109

Long-term debt	199,010	198,823
Deferred rent	38,593	33,711
Other liabilities	47,583	36,719
Noncurrent liabilities - discontinued operations	–	6,996
Total other liabilities	285,186	276,249

Total Brown Shoe Company, Inc. shareholders’ equity	476,699	425,129
Noncontrolling interests	663	772
Total equity	477,362	425,901
Total liabilities and equity	$1,149,403	$1,171,259

SCHEDULE 3

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	52 Weeks Ended	53 Weeks Ended
(Thousands)	February 1, 2014	February 2, 2013
OPERATING ACTIVITIES:
Net earnings	$37,896	$27,204
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	55,329	54,783
Amortization of debt issuance costs and debt discount	2,513	2,561
Share-based compensation expense	5,567	6,489
Tax benefit related to share-based plans	(3,439)	(944)
Loss on disposal of facilities and equipment	1,697	3,103
Impairment charges for facilities and equipment	1,636	4,132
Impairment of assets held for sale	4,660	–
Disposition/impairment of discontinued operations	11,512	3,530
Net loss on sale of subsidiaries	576	–
Deferred rent	4,882	1,350
Provision for doubtful accounts	551	360
Changes in operating assets and liabilities, net of dispositions:
Receivables	(17,570)	27,984
Inventories	(44,852)	28,623
Prepaid expenses and other current and noncurrent assets	3,695	12,427
Trade accounts payable	12,951	32,091
Accrued expenses and other liabilities	24,888	(6,090)
Other, net	1,540	334
Net cash provided by operating activities	104,032	197,937

INVESTING ACTIVITIES:
Capital expenditures	(49,203)	(63,729)
Proceeds from sale of subsidiary	69,347	–
Acquisition cost	–	(5,000)
Net cash provided by (used for) investing activities	20,144	(68,729)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	1,129,000	805,000
Repayments under revolving credit agreement	(1,227,000)	(901,000)
Dividends paid	(12,105)	(12,011)
Issuance of common stock under share-based plans, net	804	(1,700)
Tax benefit related to share-based plans	3,439	944
Contributions by noncontrolling interest	50	–
Net cash used for financing activities	(105,812)	(108,767)
Effect of exchange rate changes on cash and cash equivalents	(4,041)	100
Increase in cash and cash equivalents	14,323	20,541
Cash and cash equivalents at beginning of period	68,223	47,682

Cash and cash equivalents at end of period	$82,546	$68,223

SCHEDULE 4

BROWN SHOE COMPANY, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

		(Unaudited)			(Unaudited)
	13 Weeks Ended February 1, 2014			14 Weeks Ended February 2, 2013
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$ 6,164	$ 0.14		$ 4,039	$ 0.09

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	$ –	–	–	2,983	1,851	0.05

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	–	–	–	(41)	(24)	–

Total charges/other items	$ –	$ –	$ –	$ 2,942	$ 1,827	$ 0.05

Adjusted earnings		$ 6,164	$ 0.14		$ 5,866	$ 0.14

	52 Weeks Ended February 1, 2014			53 Weeks Ended February 2, 2013
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$ 38,073	$ 0.88		$ 27,491	$ 0.64

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	$ 1,262	803	0.02	$ 21,855	14,291	0.33
Non-cash impairments/dispositions	4,660	4,660	0.11	–	–	–
Organizational change	–	–	–	2,283	1,395	0.03
Total Continuing Operations	5,922	5,463	0.13	24,138	15,686	0.36

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	13,233	6,414	0.13	2,312	1,445	0.04
Non-cash impairments/dispositions	11,512	11,512	0.27	5,777	3,530	0.08
ASG integration-related costs	–	–	–	675	441	0.01
Total Discontinued Operations	24,745	17,926	0.40	8,764	5,416	0.13

Total charges/other items	$ 30,667	23,389	0.53	$ 32,902	21,102	0.49

Adjusted earnings		$ 61,462	$ 1.41		$ 48,593	$ 1.13

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended
	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,
(Thousands)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Net Sales	$ 347,394	$ 380,112	$ 196,336	$ 173,011	$ 56,232	$ 65,612	$ –	$ –	$ 599,962	$ 618,735

Gross Profit	$ 158,095	$ 167,376	$ 60,334	$ 53,734	$ 22,978	$ 26,222	$ –	$ –	$ 241,407	$ 247,332
Adjusted Gross Profit	$ 158,095	$ 167,376	$ 60,334	$ 53,862	$ 22,978	$ 26,305	$ –	$ –	$ 241,407	$ 247,543

Gross Profit Rate	45.5%	44.0%	30.7%	31.1%	40.9%	40.0%	-	-	40.2%	40.0%
Adjusted Gross Profit Rate	45.5%	44.0%	30.7%	31.1%	40.9%	40.1%	-	-	40.2%	40.0%

Operating Earnings (Loss)	$ 12,068	$ 19,731	$ 15,043	$ 4,413	$ (2,031)	$ (1,299)	$ (14,902)	$ (10,573)	$ 10,178	$ 12,272
Adjusted Operating Earnings (Loss)	$ 12,068	$ 19,813	$ 15,043	$ 7,123	$ (2,031)	$ (1,108)	$ (14,902)	$ (10,573)	$ 10,178	$ 15,255

Operating Earnings (Loss) %	3.5%	5.2%	7.7%	2.6%	(3.6%)	(2.0%)	–	–	1.7%	2.0%
Adjusted Operating Earnings (Loss) %	3.5%	5.2%	7.7%	4.1%	(3.6%)	(1.7%)	–	–	1.7%	2.5%

Same-store Sales % (on a 13-week basis)	(1.8%)	4.4%	–	–	1.3%	(7.1%)	–	–	–	–

Number of Stores	1,044	1,055	–	–	179	222	–	–	1,223	1,277

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended	13 Weeks Ended	14 Weeks Ended
	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,
(Thousands)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Gross Profit	$ 158,095	$ 167,376	$ 60,334	$ 53,734	$ 22,978	$ 26,222	$ –	$ –	$ 241,407	$ 247,332

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	–	–	128	–	83	–	–	–	211

Total charges/other items	–	–	–	128	–	83	–	–	–	211

Adjusted Gross Profit	$ 158,095	$ 167,376	$ 60,334	$ 53,862	$ 22,978	$ 26,305	$ –	$ –	$ 241,407	$ 247,543

Operating Earnings (Loss)	$ 12,068	$ 19,731	$ 15,043	$ 4,413	$ (2,031)	$ (1,299)	$ (14,902)	$ (10,573)	$ 10,178	$ 12,272

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	82	–	2,710	–	191	–	–	–	2,983

Total charges/other items	-	82	-	2,710	-	191	-	-	-	2,983

Adjusted Operating Earnings (Loss)	12,068	19,813	15,043	7,123	(2,031)	(1,108)	(14,902)	(10,573)	10,178	15,255

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended
	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,
(Thousands)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Net Sales	$ 1,527,537	$ 1,514,349	$ 763,670	$ 724,907	$ 221,906	$ 238,540	$ –	$ –	$ 2,513,113	$ 2,477,796

Gross Profit	$ 681,117	$ 666,094	$ 239,192	$ 223,798	$ 93,979	$ 98,683	$ –	$ –	$ 1,014,288	$ 988,575
Adjusted Gross Profit	$ 681,117	$ 666,094	$ 239,192	$ 225,125	$ 93,979	$ 99,062	$ –	$ –	$ 1,014,288	$ 990,281

Gross Profit Rate	44.6%	44.0%	31.3%	30.9%	42.4%	41.4%	-	-	40.4%	39.9%
Adjusted Gross Profit Rate	44.6%	44.0%	31.3%	31.1%	42.4%	41.5%	-	-	40.4%	40.0%

Operating Earnings (Loss)	$ 107,126	$ 94,096	$ 43,130	$ 30,247	$ (4,965)	$ (8,850)	$ (46,674)	$ (41,015)	$ 98,617	$ 74,478
Adjusted Operating Earnings (Loss)	$ 107,126	$ 101,865	$ 49,036	$ 39,445	$ (4,965)	$ (4,755)	$ (46,658)	$ (37,939)	$ 104,539	$ 98,616

Operating Earnings (Loss) %	7.0%	6.2%	5.6%	4.2%	(2.2%)	(3.7%)	–	–	3.9%	3.0%
Adjusted Operating Earnings (Loss) %	7.0%	6.7%	6.4%	5.4%	(2.2%)	(2.0%)	–	–	4.2%	4.0%

Same-store Sales % (on a 52-week basis)	2.9%	4.5%	–	–	1.6%	0.6%	–	–	–	–

Number of Stores	1,044	1,055	–	–	179	222	–	–	1,223	1,277

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended	52 Weeks Ended	53 Weeks Ended
	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,	February 1,	February 2,
(Thousands)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Gross Profit	$ 681,117	$ 666,094	$ 239,192	$ 223,798	$ 93,979	$ 98,683	$ –	$ –	$ 1,014,288	$ 988,575

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	–	–	1,327	–	379	–	–	–	1,706

Total charges/other items	–	–	–	1,327	–	379	–	–	–	1,706

Adjusted Gross Profit	$ 681,117	$ 666,094	$ 239,192	$ 225,125	$ 93,979	$ 99,062	$ –	$ –	$ 1,014,288	$ 990,281

Operating Earnings (Loss)	$ 107,126	$ 94,096	$ 43,130	$ 30,247	$ (4,965)	$ (8,850)	$ (46,674)	$ (41,015)	$ 98,617	$ 74,478

Charges/Other Items:
Portfolio realignment
Non-cash impairment charges	–	–	4,660	–	–	–	–	–	4,660	–
Business exits and cost reductions	–	7,769	1,246	9,198	–	4,095	16	793	1,262	21,855
Organizational change	–	–	–	–	–	–	–	2,283	–	2,283

Total charges/other items	–	7,769	5,906	9,198	–	4,095	16	3,076	5,922	24,138

Adjusted Operating Earnings (Loss)	$ 107,126	$ 101,865	$ 49,036	$ 39,445	$ (4,965)	$ (4,755)	$ (46,658)	$ (37,939)	$ 104,539	$ 98,616

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	13 Weeks Ended	14 Weeks Ended	52 Weeks Ended	53 Weeks Ended
	February 1,	February 2,	February 1,	February 2,
(Thousands, except per share data)	2014	2013	2014	2013

Net earnings attributable to Brown Shoe Company, Inc.:
Net earnings from continuing operations	$5,951	$5,083	$53,982	$35,171
Net loss attributable to noncontrolling interests	3	36	177	287
Net earnings allocated to participating securities	(235)	(252)	(2,304)	(1,757)
Net earnings from continuing operations	5,719	4,867	51,855	33,701

Net earnings (loss) from discontinued operations	210	(1,080)	(16,086)	(7,967)
Net (earnings) loss allocated to participating securities	(8)	53	687	392
Net earnings (loss) from discontinued operations	202	(1,027)	(15,399)	(7,575)

Net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$5,921	$3,840	$36,456	$26,126

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	41,560	40,774	41,356	40,659
Dilutive effect of share-based awards for continuing operations and discontinued operations	326	335	297	135
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	41,886	41,109	41,653	40,794

Basic earnings (loss) per common share:
From continuing operations	$0.14	$0.12	$1.25	$0.83
From discontinued operations	-	(0.03)	(0.37)	(0.19)
Basic earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.14	$0.09	$0.88	$0.64

Diluted earnings (loss) per common share:
From continuing operations	$0.14	$0.12	$1.25	$0.83
From discontinued operations	-	(0.03)	(0.37)	(0.19)
Diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.14	$0.09	$0.88	$0.64

SCHEDULE 7

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED ADJUSTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	13 Weeks Ended	14 Weeks Ended	52 Weeks Ended	53 Weeks Ended
	February 1,	February 2,	February 1,	February 2,
(Thousands, except per share data)	2014	2013	2014	2013

Adjusted net earnings attributable to Brown Shoe Company, Inc.:
Adjusted net earnings from continuing operations	$5,951	$6,934	$59,445	$50,857
Net loss attributable to noncontrolling interests	3	36	177	287
Net earnings allocated to participating securities	(235)	(344)	(2,538)	(2,529)
Adjusted net earnings from continuing operations	5,719	6,626	57,084	48,615

Adjusted net earnings (loss) from discontinued operations	210	(1,104)	1,840	(2,551)
Net (earnings) loss allocated to participating securities	(8)	55	(79)	125
Net earnings (loss) from discontinued operations	202	(1,049)	1,761	(2,426)

Adjusted net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$5,921	$5,577	$58,845	$46,189

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	41,560	40,774	41,356	40,659
Dilutive effect of share-based awards for continuing operations and discontinued operations	326	335	297	135
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	41,886	41,109	41,653	40,794

Basic adjusted earnings (loss) per common share:
From continuing operations	$0.14	$0.16	$1.38	$1.20
From discontinued operations	–	(0.02)	0.04	(0.06)
Basic adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.14	$0.14	$1.42	$1.14

Diluted adjusted earnings (loss) per common share:
From continuing operations	$0.14	$0.16	$1.37	$1.19
From discontinued operations	–	(0.02)	0.04	(0.06)
Diluted adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.14	$0.14	$1.41	$1.13